                                                                  Exhibit 10(nn)


                              WARRANT CERTIFICATE
                              -------------------

                                                                October 14, 1997


                                   ARTICLE I

                               GRANT OF WARRANTS
                               -----------------

     NutraMax Products, Inc., a Delaware corporation (the "Company"), hereby grants to _________________________________________ (the "Holder") __________
warrants (the "Warrants") to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Each Warrant entitles the Holder, during the Exercise Period (as defined in Section 2.2 hereof), to purchase one share of Common Stock at a price equal to the Exercise Price per share (as defined in Section 2.1 hereof).


                                  ARTICLE II

                     EXERCISE OF WARRANTS; EXERCISE PRICE
                     ------------------------------------

     Section 2.1 Exercise Price. Upon exercise of any Warrants, the Holder shall
                 --------------
pay an exercise price per Warrant (the "Exercise Price") equal to the difference obtained by subtracting (i) $2.25 from (ii) the Average Stock Price (as defined below) on the date of the first anniversary of this Certificate (the "Strike Price Date"). Notwithstanding the foregoing, in the event the Company shall enter into a Transaction (as defined in Section 3.5(a)) prior to the Strike Price Date, (a) the Exercise Price shall equal the difference obtained by subtracting (i) $2.25 from (ii) the Average Stock Price on the date of the first public announcement of the Transaction (the "Transaction Strike Price Date"), and (b) the Company shall notify the Holder of the Exercise Price at least ten
(10) business days prior to the effective date of such Transaction. The "Average Stock Price" on any date shall mean the average of the mean of the high and low prices for a share of Common Stock reported on the principal market or exchange on which the Common Stock is traded for the twenty (20) consecutive trading days preceding such date.

     Section 2.2 Right to Exercise the Warrants. The Warrants may be exercised,
                 ------------------------------
in whole or in part, at any time and from time to time during the period commencing on the Strike Price Date and expiring on the fifth anniversary of the Strike Price Date (the "Exercise Period"). Notwithstanding the foregoing, in the event the Company shall enter into a Transaction prior to the Strike Price Date, each Warrant shall become immediately exercisable on the Transaction Strike Price Date and each Warrant shall remain exercisable for a period of five years thereafter unless earlier terminated pursuant Section 3.5(a)(ii).

     Section 2.3 Procedure for Exercising the Warrants. The Holder may exercise
                 -------------------------------------
the Warrants by executing the Form of Election attached hereto as Exhibit A and delivering it to the Company and tendering the requisite aggregate Exercise Price for the number of shares of Common Stock subject to such exercise to the Company on any business day during normal business hours (the date of receipt of such Form of Election and aggregate Exercise Price by the Company is hereinafter referred to as an "Exercise Date"). The Holder shall not be obligated to pay a stamp tax or similar issuance tax or charge.

     Section 2.4 Issuance of Shares of Common Stock. As soon as practicable
                 ----------------------------------
after any Exercise Date the Company shall (provided that it has received the Form of Election duly executed, accompanied by payment of the Exercise Price pursuant to Section 2.1 hereof for each of the shares of Common Stock to be purchased) promptly cause certificates for the number of shares of Common Stock to be issued on such Exercise Date to be delivered to or upon the order of the Holder, registered in such name as may be designated by the Holder; provided that if the Common Stock is to be registered in the name of any entity or person other than the Holder, the Company may require evidence of compliance by the Holder with all applicable securities laws.

     Section 2.5  Partial Exercise.  If the Holder shall exercise this Warrant
                  ----------------
Certificate for less than all of the Warrants represented hereby, the Company shall issue to the Holder, within ten (10) business days of the Exercise Date, a new warrant certificate of like kind and tenor to this Warrant Certificate evidencing the right to exercise the remaining outstanding Warrants. Each Warrant exercised pursuant to Section 2.2 and Section 2.3 shall be canceled.

                                  ARTICLE III

           RESERVATION AND AVAILABILITY OF COMMON STOCK; ADJUSTMENTS
           ---------------------------------------------------------

     Section 3.1 Reservation of Common Stock. The Company covenants and agrees
                 ---------------------------
that it will cause to be kept available out of its authorized and unissued Common Stock, or its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of each of the Warrants outstanding under this Warrant Certificate.

     Section 3.2 Common Stock to be Duly Authorized and Issued, Fully Paid and
                 -------------------------------------------------------------
Non-assessable. The Company covenants and agrees that it will take all such
--------------
action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of any Warrants shall, at the time of delivery of the certificates for such shares, be duly and validly authorized and issued and fully paid and non-assessable shares and free from all taxes, liens, charges, encumbrances and restrictions, except as set forth herein or in that certain Stock Purchase Agreement, dated as of August 12, 1997, as amended (the "Stock Purchase Agreement"), between the Company and Cape Ann Investors, L.L.C.


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

     Section 3.3 Common Stock Record Date. Each person or entity in whose name
                 ------------------------
any certificate for shares of Common Stock is issued upon the exercise of any Warrants shall for all purposes be deemed to have become the holder of record of the shares of Common Stock represented thereby on, and such certificate shall be dated, the Exercise Date. Prior to the exercise of such Warrants, the Holder shall not be entitled to any rights of a stockholder of the Company with respect to the shares of Common Stock for which such Warrants shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 3.4 Adjustment for Common Stock Dividends, Subdivisions and
                 -------------------------------------------------------
Combinations. In case the Company shall, at any time or from time to time, (i)
------------
pay a dividend in Common Stock, or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (a) the Exercise Price determined in accordance with Section 2.1 shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event and (b) the number of Warrants outstanding pursuant to this Warrant Certificate immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

     Section 3.5  Consolidation or Merger; Rights and Other Distributions.
                  -------------------------------------------------------

          (a) If at any time after the date of this Certificate, the Company shall consolidate with, merge with or into, or sell substantially all of its assets or property to, another corporation (a "Transaction"), then the Company or the entity assuming the obligations of the Company, may, in its sole discretion, either (i) cause effective provision to be made so that each Warrant shall, effective as of the effective date of such event, be exercisable or exchangeable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the number of shares of Common Stock deliverable upon exercise or exchange of such Warrant would have been entitled upon such event, or (ii) in the event that the only consideration to be received in the Transaction is cash, upon 20 days written notice by the Company to the Holder, provide that all unexercised Warrants will terminate immediately prior to the consummation of the Transaction unless exercised by the Holder prior to the effective date of the Transaction;

          (b) If at any time after the date of this Warrant Certificate, the Company shall effect any rights offering or pay any dividend (other than dividends paid in shares of Common Stock for which an adjustment is made pursuant to Section 3.4 hereof or regular cash dividends payable out of earnings or surplus and made in the ordinary course of business) to its stockholders, then in each such case the Company shall cause effective provision to be made so that each Warrant shall, effective as of the effective date of such event, be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the number of shares of Common Stock deliverable upon exercise of such Warrant would have been entitled upon such event and any such provision shall include adjustments in respect of such stock, securities, cash or other property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant Certificate with respect to such Warrant; and

          (c) Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of making any adjustment pursuant to clauses (a) or (b) of this Section 3.5, make proper provision so that the Holder upon exercise of a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise is entitled at the time of such exercise in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

     Section 3.6 Notice; Calculations; Etc. Whenever any adjustments are made as
                 -------------------------
provided in Sections 3.4 or Section 3.5, the Company shall provide to the Holder a statement, signed by an authorized officer, describing in detail the facts requiring such adjustment and setting forth a calculation of the Exercise Price and the number of shares of Common Stock or other stock, securities, cash or other property applicable to each Warrant after giving effect to such adjustment. All calculations under this Section 3.6 shall be made to the nearest one hundredth of a cent or to the nearest one-tenth of a share, as the case may be.


                                  ARTICLE IV

                HOLDER REPRESENTATIONS, WARRANTIES AND COVENANTS
                ------------------------------------------------

     By its receipt and acceptance of this Warrant Certificate, the Holder represents and warrants to and covenants with, the Company, as follows:

     Section 4.1 Representations. The Holder, by reason of its business and
                 ---------------
financial experience, has such knowledge, sophistication and experience in business and financial


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

matters as to be capable of evaluating the merits and risks of its investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof, and is purchasing the Warrants and the shares of Common stock issuable upon the exercise thereof to be purchased hereunder have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or exemption from such registration is available. The Holder is an "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act. The Holder has had the opportunity to ask questions and to receive answers concerning the financial condition, operation and prospects of the Company and the terms and conditions of the Holder's investment, as well as the opportunity to obtain any additional information necessary to certify the accuracy of information furnished in connection therewith that the Company possesses or can acquire without unreasonable effort or expense.

     Section 4.2 Restrictions on Transferability. The Warrants and the shares of
                 -------------------------------
Common Stock received upon exercise thereof shall be subject to the restrictions contained in the Stock Purchase Agreement. The Warrants and the shares of Common Stock received upon exercise of the Warrants shall be entitled to the benefits of the registration rights contained in the Stock Purchase Agreement.

     Section 4.3 Restrictive Legend. Each certificate representing shares of the
                 ------------------
Common Stock issuable upon exercise of the Warrants, or any other securities issued in respect of the Common Stock issued upon exercise of the Warrants, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR (2) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SUCH SECURITIES.

          THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO THE PROVISIONS OF (I) AN AGREEMENT, DATED AS OF OCTOBER 14, 1997, BY AND BETWEEN NUTRAMAX PRODUCTS, INC. AND CAPE ANN INVESTORS, L.L.C., AND (II) A CERTAIN STOCK PURCHASE AGREEMENT, DATED AS OF


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

          AUGUST 12, 1997, AS AMENDED, BY AND BETWEEN NUTRAMAX PRODUCTS, INC. AND CAPE ANN INVESTORS, L.L.C., INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. COPIES OF SUCH AGREEMENTS ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF NUTRAMAX PRODUCTS, INC. AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE."


                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

     Section 5.1 Company Covenant. The Company covenants not to purchase any
                 ----------------
shares of its Common Stock during the twenty (20) trading days preceding the Strike Price Date or the Transaction Strike Price Date, as the case may be.

     Section 5.2 Notices. Notices or demands relating to this Warrant
                 -------
Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows, or telexed, telecopied, or delivered by nationally-recognized overnight or other courier:

     If to the Holder:       ________________________
                             ________________________
                             ________________________
                             ________________________
                             ________________________

     copy to:                William A. Groll, Esq.
                             Cleary, Gottlieb, Steen & Hamilton
                             One Liberty Plaza
                             New York, New York 10006

     If to the Company:      NutraMax Products, Inc.
                             9 Blackburn Drive
                             Gloucester, Massachusetts 01930
                             Attention: Mr. Robert F. Burns

     copy to:                Joseph L. Johnson III, Esq.
                             Goodwin, Procter & Hoar LLP
                             Exchange Place
                             Boston, MA  02109


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

     Section 5.3  Successors.  All the covenants and provisions of this Warrant
                  ----------
Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 5.4  DELAWARE CONTRACT.  THIS CERTIFICATE AND THE WARRANTS, AND ALL
                  -----------------
QUESTIONS RELATING TO THE INTERPRETATION, CONSTRUCTION AND ENFORCEABILITY OF THIS CERTIFICATE AND THE WARRANTS, SHALL BE GOVERNED IN ALL RESPECTS BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE.

     Section 5.5 Amendments and Waivers. Except as otherwise provided herein,
                 ----------------------
the provisions of this Agreement may not be amended, modified or supplemented, other than by a written instrument executed by the Company and the Holder.

     Section 5.6 Severability. In the event that any one or more of the
                 ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holder shall be enforceable to the fullest extent permitted by law.

     Section 5.7 Fractional Shares. No fractional shares of Common Stock shall
                 -----------------
be issued in connection with the exercise of any Warrants hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Average Stock Price as of the Exercise Date.

     Section 5.8  Replacement Certificate.  On receipt of evidence reasonably
                  -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant Certificate, the Company, at its expense, will execute and deliver, in lieu of this Warrant Certificate, a new warrant certificate of like tenor.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered, all as of the date and year first above written.

                              NUTRAMAX PRODUCTS, INC.


                              By: ___________________________________
                                  Name: Robert F. Burns
                                  Title: Chief Financial Officer

                                                                       EXHIBIT A


                         FORM OF ELECTION TO PURCHASE

          (To be executed if Holder desires to exercise the Warrants)


NUTRAMAX PRODUCTS, INC.:

     The undersigned hereby irrevocably elects to exercise _______ Warrants represented by the Warrant Certificate to purchase _______ shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:


                    _______________________________________
                        (Please print name and address)

                    _______________________________________


     Please insert federal tax identification number or other identifying number
_______.

Dated: ___________.


                              ________________________________________________


                              By: ____________________________________________
                                  Name:
                                  Title:

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